Regulatory Developments	6 Months Ended
Jun. 30, 2022
Regulated Operations [Abstract]
Regulatory Developments	REGULATORY DEVELOPMENTS
Regulation of the Corporation's utilities is generally consistent with that disclosed in Note 2 of the Corporation's annual audited consolidated financial statements ("2021 Annual Financial Statements"). A summary of significant regulatory developments year-to-date 2022 follows.

ITC
ITC Midwest Capital Structure Complaint: In May 2022, the Iowa Coalition for Affordable Transmission, including Interstate Power and Light Company, a subsidiary of Alliant Energy Corporation, filed a complaint with the Federal Energy Regulatory Commission ("FERC") under Section 206 of the Federal Power Act requesting that ITC Midwest's common equity component of capital structure be reduced from 60% to 53%. The complaint alleges that ITC Midwest does not meet FERC's three-part test for authorizing the use of the utility's actual capital structure for rate-making purposes. ITC Midwest filed a response to the complaint in June 2022. As at June 30, 2022, ITC Midwest has not recorded a regulatory liability related to the complaint. The timing and outcome of this proceeding is unknown.

UNS Energy
TEP General Rate Application: In June 2022, TEP filed a general rate application with the Arizona Corporation Commission requesting new rates effective September 1, 2023 using a December 31, 2021 test year. The application reflects an allowed rate of return on common equity ("ROE") of 10.25%, an equity component of capital structure of 54%, and rate base of US$3.6 billion. The application also includes a US$136 million net increase in non-fuel and fuel-related revenue, as well as proposals to eliminate certain adjustor mechanisms, and modify an existing adjustor to provide more timely recovery of clean energy investments. The timing and outcome of this proceeding is unknown.
FERC Rate Case: In March 2022, FERC approved the settlement agreement for formula transmission rates at TEP, including an ROE of 9.79%.

FortisBC Energy and FortisBC Electric
Generic Cost of Capital ("GCOC") Proceeding: The British Columbia Utilities Commission ("BCUC") has initiated a proceeding including a review of the common equity component of capital structure and the allowed ROE. FortisBC filed evidence with the BCUC in the first quarter of 2022 and the proceeding remains ongoing. The timing and outcome of this proceeding, including the effective date of any change in the cost of capital in 2023, remain unknown.

FortisAlberta
2023 GCOC Proceeding: In March 2022, the Alberta Utilities Commission ("AUC") issued a decision extending the existing allowed ROE of 8.5% using a 37% equity component of capital structure through 2023.

2023 Cost of Service ("COS") Application: FortisAlberta filed its 2023 COS application in 2021 and the proceeding remains ongoing. A decision from the AUC is expected in the third quarter of 2022.